UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM NCSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06115

THE SINGAPORE FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: October 31

DATE OF REPORTING PERIOD: October 31, 2006

Item 1. Reports to Stockholders.

The Singapore Fund, Inc.

General Information (unaudited)

The Fund

The Singapore Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund’s Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the “Manager”), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund’s NYSE trading symbol is “SGF”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also in many other newspapers. The Fund’s daily NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted below. All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund’s issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund’s Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund’s shares to residents of Singapore.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Manager to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2006.

The Singapore Fund, Inc.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 1, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s web site at www.daiwast.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

The Singapore Fund, Inc.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Singapore Fund, Inc.

Shareholder Letter (unaudited)

November 14, 2006

Dear Shareholders:

We are pleased to present the Annual Report of The Singapore Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2006.

Performance Review

US$ Terms	Nov’05 to Jan’06	Feb’06 to Apr’06	May’06 to July’06	Aug’06 to Oct’06	Nov’05 to Oct’06
Singapore Fund	+ 16.89%	+ 14.57%	–7.54%	+ 13.05%	+39.97%
Straits Times Index (STI)	+13.44%	+11.34%	–6.22%	+12.01%	+32.67%
Relative to Benchmark	+3.45%	+3.23%	–1.32%	+1.04%	+7.30%

* Annualized performance computed on compounded basis

For the year ended October 31, 2006, the Fund outperformed the benchmark Straits Times Index (“STI”) by 7.30%. This is mainly attributable to our overweight positions in real estate and marine sector stocks.

Market Review

The STI closed at 1,734.84 on October 31, 2006, representing a gain of 32.67% year-on-year (in USD terms).

The best performing stocks for the year ended October 31, 2006 were Cosco Corp. Singapore Ltd. (90%), Capitaland Ltd. (86%) and UOL Group Ltd. (86%), while the laggards were Jurong Technologies Industrial Corp. Ltd. (–32%), Noble Group Ltd. (–18%) and Dairy Farm International Holdings Ltd. (–8%).

Singapore held its General Elections on May 6, 2006, which saw the incumbent People’s Action Party continue in power, winning all but two seats in the Parliament. The award of Singapore’s first ever Integrated Resort (“IR”) license went to Las Vegas Sands, while the award of the second IR license for Sentosa is expected to be announced in December 2006. In the meantime, the Government’s efforts in remaking the island into a global city for business and lifestyle, which includes the two IRs, the rejuvenation of the main shopping belt (Orchard Road), aggressive tax incentives for foreign multi-national corporations with Singaporean headquarter presence, among others, have shored up property sentiments and prices further over the past year.

In terms of macro-economic numbers, the Singapore Government is still guiding Gross Domestic Product (“GDP”) growth for calendar year 2006 of between 6.5% and 7.5%. The GDP growth for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 were 10.8%, 8.0% and 7.1%, respectively. The strong Singapore Dollar has kept imported inflation at bay, with the latest Consumer Price Index figure at 0.4% for September 2006. The unemployment figure stood at 2.4% for the month of September 2006, which compares well with the average of 3.3% over the past five years.

The Singapore Fund, Inc.

Outlook & Strategy

The following table provides a summary of the existing exposure categorized by sector as of October 31, 2006.

	Benchmark (%)	Portfolio (%)	Comments
Finance	35.5	23.5

Banking sector is a key beneficiary of buoy-

ant domestic economic growth led by in-

creased Foreign Direct Investment inflows

into Singapore. Sector limit of 25% is appli-

cable and the Fund is prohibited from own-

ing DBS Group.

Real Estate	16.1	18.3

Of late, there is incipient evidence to show

that the improvement in the residential

property market, which has thus far been

confined to the luxury segment, has finally

spread to the mass residential market too.

Telecommunications & Media	13.2	11.2	Defensive exposures at reasonable valua- tions, coupled with good cashflows and rea- sonable prospects for higher dividends.
Conglomerate	10.2	7.2	Underweight due to profit-taking after stronger than expected performance.
Transport	8.2	11.7

Overweight in marine (leveraged on contin-

ued strong China demand) and domestic

land transport with more assured growth and

dividend yield prospects. Sector would bene-

fit from recent declines in price of oil.

Technology	5.2	0.8	Cautious on the sector from an earnings pre- dictability and sustainability perspective.
Industrials	5.4	13.1	Overweight on attractive stock valuations with prospects of out-performance from strong earnings growth from resilient sector and China demand.
Consumer	5.0	2.5	Underweight due to strict investment crite- ria of selecting only those businesses with strong cashflows, brand equity and reason- able valuations.

Overall, the outlook for the Singapore economy is positive, given the various Government initiatives aimed at increasing population, attracting more tourists to Singapore, creating and sustaining a pro-business environment and transforming Singapore into a knowledge-based economy. In the first half of 2006, Singapore managed to attract SGD 20 billion worth of net foreign direct investments. This is material when compared against

The Singapore Fund, Inc.

Singapore’s 2005 GDP of SGD 194 billion (measured at current prices). The main factors that could dampen this growth path would include a worse than expected slowdown in the U.S. housing market and its corollary negative effects on U.S. consumers’ expenditures, if any. The market is now pricing in a soft landing scenario. The United States remains as a key export destination for products made in Singapore. Any outbreak of the Avian flu virus into a form that could spread easily among human beings would derail our base case scenario too.

In terms of the businesses that we own in our portfolio, we seek to invest only in shares of businesses that we understand and that are run by competent management. Our insistence on a margin of safety when we make our investments should serve the Fund’s portfolio well over the medium to longer-term investment horizon.

Portfolio Management

Mr. Ng Guan Mean, CFA, CPA, has been the Fund’s portfolio manager since September 1, 2006 and is responsible for the day-to-day management of the Fund’s portfolio. Guan Mean joined DBS Asset Management Ltd., of which the Fund’s Investment Manager, DBS Asset Management (United States) Pte. Ltd., is a wholly owned subsidiary, in April 2006. Prior to this, he was a Senior Investment Officer and Assistant Investment Manager at The Asia Life Assurance Society Ltd.

Mr. Teo Chon Kiat supports Guan Mean as the alternate portfolio manager. Prior to joining DBSAM in 1998, Chon Kiat was a quantitative analyst with Koeneman Capital Management.

The Fund’s management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

MASAMICHI YOKOI

Chairman of the Board

The Singapore Fund, Inc.

Portfolio of Investments

October 31, 2006

COMMON STOCKS—91.94%

Shares		Value	Shares		Value

MALAYSIA - 3.86% Banks & Financial Services - 1.66%			1,250,000	Sembcorp Industries Ltd.†	$ 2,930,814
1,200,000	AmInvestment Group Berhad	$ 520,521			5,830,814
			Diversified - 0.88%
2,337,500	AMMB Holdings Berhad	1,713,418	100,000	Jardine Strategic Holdings Ltd.	1,180,000
		2,233,939	Electronic Components - 0.17%
Machinery - 1.36%			500,000	United Test and Assembly Center Ltd.*	233,824
1,700,000	CB Industrial Product Holdings Berhad	1,829,513	Electronic - Components - 0.58%
Transportation - Air – 0.84%			1,500,000	Magnecomp International Ltd.	773,543
2,7500,000	AirAsia Berhad*	1,132,464
Total Malaysia Common Stocks		5,195,916	Engineering - 0.47%
SINGAPORE-– 87.11% Banks & Financial Services - 20.83%			5,496,000	China Enersave Holding Ltd.	633,748
2,680,000	Oversea-Chinese Banking Corp. Ltd.	12,017,937	Health & Personal Care -2.97%
1,410,000	United Overseas Bank Ltd.	15,987,829	4,087,000	Biosensors International Group Ltd.*	2,343,283
		28,005,766	2,040,000	LMA International NV, Ltd.*	993,209
Building Materials - 0.96%			3,569,000	Sunray Holdings Ltd.	663,043
1,300,000	Hong Leong Asia Ltd.	1,209,839			3,999,535
Commercial Services - 2.59%			Industrial - 1.97%
2,380,000	Oriental Century Ltd.*	670,852	1,400,000	Singapore Technologies Engineering Ltd.†	2,654,709
1,176,000	SIA Engineering Co. Ltd.†	2,817,578	Leisure and Tourism - 1.18%
		3,488,430	5,680,000	Genting International P.L.C.*	1,346,317
Communications - Media – 2.45%			6,327,000	Raffles Holdings Ltd.	243,190
1,230,000	Singapore Press Holdings Ltd.	3,293,658			1,589,507
Computer Memory - 0.08%			Machinery - 1.34%
500,000	Memory Devices Ltd.	113,709	2,800,000	Bright World Precision Machinery Ltd.	735,426
Conglomerate - 4.34%
145,000	Jardine Matheson Holdings Ltd.	2,900,000	3,100,000	Sarin Technologies Ltd.	1,062,460
					1,797,886

The Singapore Fund, Inc.

Portfolio of Investments (continued)

October 31, 2006

COMMON STOCKS (concluded)

Shares		Value	Shares		Value

Metal Processor – 0.60%			Telecommunications – 8.77%
1,616,000	China Bearing Singapore Ltd.*	$ 584,907	800,000	MobileOne (Asia) Ltd.	$ 1,014,734
500,000	FerroChina Ltd.	227,418	5,510,000	Singapore Telecommunications Ltd.†	9,353,940
		812,325	1,000,290	StarHub Ltd.†	1,428,986
Oil & Gas Extraction – 2.13%
1,800,000	KS Energy Services Ltd.	2,859,705
Pharmaceuticals – 0.67%			Transport Services – 1.57%
2,309,000	AsiaPharm Group Ltd.	894,904	3,300,000	Singapore Post Ltd.	2,114,029
Property Development – 10.57%			Transportation – Air – 3.01%
1,325,000	Capitaland Ltd.†	4,626,041	415,000	Singapore Airlines Ltd.†	4,040,999
500,000	City Developments Ltd.	3,523,382	Transportation – Land – 1.47%
600,000	Keppel Land Ltd.	2,114,029	2,750,000	SMRT Corp.†	1,973,094
			Transportation – Marine – 4.80%
898,000	SC Global Developments Ltd.*	1,449,686	5,250,000	Cosco Corp. (Singapore) Ltd.	6,457,399
600,471	United Overseas Land Ltd.	1,538,683	Total Singapore Common Stocks		117,136,335
735,000	Wing Tai Holdings Ltd.	965,247	THAILAND – 0.97%
		14,217,068	Banks & Financial Services – 0.97%
Real Estate Investment Trust – 7.78%			2,500,000	Bank of Ayudhya Co., Ltd. (Foreign)	1,300,559
1,155,000	Ascott Residence Trust†	947,085	Total Common Stocks (Cost—$88,258,163)		123,632,810
1,244,000	Capitamall Trust, Ltd.	2,064,036
3,000,000	CDL Hospitality Trusts*	2,267,777
2,423,000	FraseVrs Centerpoint Trust Ltd.	1,909,218
5,100,000	Mapletree Logistics Trust†	3,267,137
		10,455,253
Retail – 0.79%
2,548,000	Best World International Ltd.	1,060,987
Shipyards – 4.14%
550,000	Keppel Corp. Ltd.†	5,566,944

The Singapore Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2006

TIME DEPOSITS – 8.33%

Principal Amount (000)		Value

SINGAPORE DOLLAR – 5.78%
12,127	Citibank Singapore, 1.88%, due 11/1/06	$ 7,768,708

U.S. DOLLAR – 2.55%
$ 96	Bank of New York Time Deposit, 0.05%, due 11/1/06	95,747
3,334	Citibank Singapore, 4.36%, due 11/1/06	3,334,128
Total U.S. Dollar Time Deposits		3,429,875
Total Time Deposits (Cost – $11,092,844)		11,198,583
Total Investments – 100.27% (Cost – $99,351,007)		134,831,393
Liabilities in excess of other assets – (0.27)%		(368,087)
NET ASSETS (Applicable to 9,239,320 shares of capital stock outstanding; equivalent to $14.55 per share) – 100.00%		$ 134,463,306

_______________________ * Non-income producing securities. † Deemed to be an affiliated issuer (see page 11).

See accompanying notes to financial statements.

The Singapore Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2006		TEN LARGEST EQUITY POSITIONS HELD October 31, 2006
Industry	Percent of Net Assets	Issue	Percent of Net Assets

Banks & Financial Services	23.46%	United Overseas Bank Ltd	11.89%
Property Development	10.57	Oversea-Chinese Banking Corp. Ltd.	8.94
Telecommunications	8.77	Singapore Telecommunications Ltd.	6.96
Real Estate Investment Trust	7.78	Cosco Corp. (Singapore) Ltd.	4.80
Transportation—Marine	4.80	Keppel Corp. Ltd.	4.14
Conglomerate	4.34	Capitaland Ltd.	3.44
Shipyards	4.14	Singapore Airlines Ltd.	3.01
Transportation—Air	3.85	City Developments Ltd.	2.62
Health & Personal Care	2.97	Singapore Press Holdings Ltd.	2.45
Machinery	2.70	Mapletree Logistics Trust	2.43
Commercial Services	2.60
Communications—Media	2.45
Oil & Gas Extraction	2.13
Industrial	1.97
Transport Services	1.57
Transportation—Land	1.47
Leisure and Tourism	1.18
Building Materials	0.96
Diversified	0.88
Retail	0.79
Pharmaceuticals	0.67
Metal Processor	0.60
Electronics	0.58
Engineering	0.47
Electronic Components	0.17
Computer Memory	0.08

The Singapore Fund, Inc.

Affiliated Holdings

Temasek Holdings, an Asian investment company located in Singapore, owns 28% of DBS Group, the parent of the Manager. Temasek Holdings also owns at least 25% of the following portfolio securities, which are deemed affiliated holdings because of this common ownership.

Name of Affiliated Holding	Number of Shares Held October 31, 2005	Purchase Cost	Sales Cost	Number of Shares Held October 31, 2006	Market Value at October 31, 2006	Dividend Income

Ascott Resident Trust	–	$ 863,040	$ –	1,155,000	$ 947,085	$ –
Capitaland Ltd.	1,400,000	–	(102,966)	1,325,000	4,656,041	128,625
Keppel Corp. Ltd.	460,000	871,036	–	550,000	5,566,944	58,400
Mapletree Logistics Trust	–	2,991,439	–	5,100,000	3,267,137	–
SIA Engineering Co. Ltd.	–	2,787,958	–	1,176,000	2,817,578	–
Sembcorp Industries Ltd.	1,250,000	–	–	1,250,000	2,930,814	41,187
Singapore Airlines Ltd.	580,150	–	(983,338)	415,000	4,040,999	125,888
Singapore Technologies Engineering Ltd.	1,750,000	–	(338,177)	1,400,000	2,654,709	118,301
Singapore Telecommunications Ltd.	6,150,650	628,916	(506,617)	5,510,000	9,353,940	274,669
SMRT Corp.	3,750,000	–	(623,357)	2,750,000	1,973,094	130,703
StarHub Ltd.	1,000,000	387,154	(92,816)	1,000,290	1,428,986	57,393
STATS ChipPAC Ltd.	1,200,000	–	(668,011)	–	–	–
Total					$ 39,607,327	$ 935,166

The Singapore Fund, Inc.

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value:
Unaffiliated securities (cost – $73,621,852)	$95,224,066
Affiliates securities (cost – $25,729,155)	39,607,327	$ 134,831,393

Cash denominated in foreign currency (cost – $53,208)		53,345
Receivable for securities sold		410,967
Interest and dividends receivable		62,804
Prepaid expenses		29,285
Total assets		135,387,794

Liabilities
Payable for securities purchased		583,626
Payable for management fees		151,177
Payable for advisory fees		40,279
Payable to other affiliates		28,254
Accrued expenses and other liabilities		121,152
Total liabilities		924,488

Net Assets
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized; 9,239,320 shares issued and outstanding		92,393
Paid-in capital in excess of par value		106,759,648
Accumulated net investment income		3,354,325
Accumulated net realized loss on investments		(11,223,252)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency		35,480,192
Net assets applicable to shares outstanding		$ 134,463,306

Net Asset Value Per Share		$ 14.55

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2006

Investment income:
Dividends:
Unaffiliated securities	$ 4,226,483
Affiliates securities	935,166	$ 5,161,649

Interest		196,296
Total investment income		5,357,945

Expenses:
Investment management fee		839,641
Investment advisory fee		426,039
Administration fee		289,939
Legal fees and expenses		201,613
Custodian fees and expenses		114,078
Audit and tax services		92,215
Insurance expenses		43,264
Reports and notices to shareholders		43,205
Directors’ fees and expenses		39,796
Transfer agency fee and expenses		23,776
Other		52,541
Total expenses		2,166,107
Net investment income		3,191,838

Realized and unrealized gains from investment activities and foreign currency transactions:

Net realized gains on investments:
Unaffiliated securities	10,653,827
Affiliated securities	1,666,989	12,320,816
Net realized foreign currency transaction gains		237,457
Net change in unrealized appreciation (depreciation) on investments in equity securities		22,812,000
Net change in unrealized appreciation (depreciation) on other assets and liabilities denominated in foreign currency		105,193
Net realized and unrealized gains from investment activities and foreign currency transactions		35,475,466
Net increase in net assets resulting from operations		$ 38,667,304

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Changes in Net Assets

	For the Years Ended October 31,
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income	$ 3,191,838	$ 1,411,958
Net realized gain on:
Investments	12,320,816	9,706,807
Foreign currency transactions	237,457	78,950
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	22,812,000	(5,989,104)
Translation of short-term investments and other assets and liabilities denominated in foreign currency	105,193	(86,645)
Net increase in net assets resulting from operations	38,667,304	5,121,966

Dividends and distributions to shareholders from:
Net investment income	(1,565,878)	(2,025,569)

From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	289,244	34,002
Net Increase in net assets	37,390,670	3,130,399

Net Assets:
Beginning of year	97,072,636	93,942,237
End of year (including undistributed net investment income of $3,354,325 and $1,490,908, respectively)	$ 134,463,306	$ 97,072,636

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the “Board”) of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. During the year ended October 31, 2006, the Fund received dividends net of the prevailing corporate tax rate, ranging from 10% to 20%, on certain income from its investments.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

During the fiscal year ended October 31, 2006 the Fund received non-recurring dividend income from one portfolio holding of approximately $1,800,000, representing approximately 1.59% of average net assets for the period.

Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

New Accounting Pronouncement—In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Investment Manager and Investment Adviser

The Fund has entered into an Investment Management Agreement (the “Management Agreement”) with DBS Asset Management (United States) Pte. Ltd. (the “Manager”). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

net assets and 0.66% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2006, no out-of-pocket expenses were paid to the Manager.

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Daiwa SB Investments (Singapore) Limited (the “Adviser”), which provides general and specific investment advice to the Manager with respect to the Fund’s assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund’s average weekly net assets and 0.34% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2006, no out-of-pocket expenses were paid to the Adviser.

At October 31, 2006, the Fund owed to the Manager and the Adviser $151,177 and $40,279 for management and advisory fees, respectively.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2006, expenses of $14,983 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense to the Fund in the amount of $45,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and appoints subcustodians for the Fund’s assets held outside of the United States. DSTC has appointed DBS Bank Ltd. (“DBS Bank”), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of- pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2006, DSTC earned $25,618 and DBS Bank earned $81,321 from the Fund for their respective custodial services.

At October 31, 2006, the Fund owed to DSTC $22,195, $3,750 and $24,562 for administration, compliance and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $22,252.

During the year ended October 31, 2006, the Fund paid or accrued $82,724 for legal services, in connection with the Fund’s on-going operations, to a law firm of which the Fund’s Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2006 was $89,444,215, excluding short-term interest-bearing investments. At October 31, 2006, the net unrealized appreciation on investments, excluding short-term securities, of $34,188,595 was composed of gross appreciation of $36,397,666 for those

The Singapore Fund, Inc.

Notes to Financial Statements (concluded)

investments having an excess of value over cost, and gross depreciation of $2,209,071 for those investments having an excess of cost over value. For the year ended October 31, 2006, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $49,141,434 and $51,326,183, respectively.

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2006, the adjustments were to increase net investment income by $237,457 and increase accumulated net realized loss by $237,457 primarily related to the reclassification of realized foreign currency gains. Net assets were not affected by this change.

During the current year, the Fund utilized capital loss carryforwards of $12,288,350.

At October 31, 2006, the Fund had a remaining capital loss carryover of $11,075,352, of which $9,317,440 expires in the year 2009 and $1,757,912 expires in the year 2010, available to offset future net capital gains.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and investments in passive foreign investment companies. As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized

Net Investment Income	Accumulated Net Realized Loss	Appreciation/Depreciation
$4,392,477	$11,075,352	$34,294,140

The tax character of the distributions paid during the fiscal years ended October 31, 2005 and October 31, 2006 was from ordinary income.

Concentration of Risk

Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

At October 31, 2006, the Fund had 12,126,953 Singapore Dollars valued at $7,768,708 on deposit with a single financial institution.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 2006, 28,274 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 9,239,320 shares outstanding at October 31, 2006, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 15,369 shares.

Subsequent Event

On December 7, 2006, a dividend was declared by the Board. The distribution of $0.49 per share is payable on December 27, 2006, to shareholders of record at the close of business on December 18, 2006. The ex-dividend date is December 14, 2006.

The Singapore Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$ 10.54	$ 10.20	$ 8.81	$ 6.46	$ 5.76
Net investment income	0.34	0.16	0.18	0.08	0.02
Net realized and unrealized gains on investments and foreign currency transactions	3.84	0.40	1.31	2.28	0.76
Net increase in net asset value resulting from operations	4.18	0.56	1.49	2.36	0.78
Less: dividends and distributions to shareholders
Net investment income	(0.17)	(0.22)	(0.10)	(0.01)	(0.08)
Net asset value, end of year	$ 14.55	$ 10.54	$ 10.20	$ 8.81	$ 6.46
Per share market value, end of year	$ 13.34	$ 9.29	$ 8.52	$ 7.62	$ 5.00

Total investment return:
Based on market price at beginning and end of year, assuming reinvestment of dividends	45.98%	11.80%	13.25%	52.59%	13.39%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends	40.34%	5.95%	17.27%	36.55%	13.94%
Ratios and supplemental data:
Net assets, end of year (in millions)	$134.5	$ 97.1	$ 93.9	$ 81.1	$ 59.4
Ratios to average net assets of:
Expenses	1.86%	1.81%	1.65%	1.85%	2.12%
Expenses, excluding waiver of Administration and Advisory fee applicable to net investment income	1.86%	1.81%	1.82%	2.04%	2.20%
Net investment income	2.74%	1.47%	1.93%	1.19%	0.23%
Portfolio turnover	45.28%	34.85%	77.65%	93.13%	103.33%

The Singapore Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Singapore Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 7, 2006

The Singapore Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2006) as to the federal tax status of any distributions received by you during such fiscal year.

On December 7, 2006, the Board of Directors of the Fund approved a total distribution of $0.49 per share which represents a dividend from ordinary income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2006.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2007.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Singapore Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2007 for Class I Directors, 2008 for Class II Directors and 2009 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Directors
Austin C. Dowling (74) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Thai Capital Fund, Inc., since 1990; Director, The Japan Equity Fund, Inc., since 1992.	Class III Director since 2000	3
Martin J. Gruber (69) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1992; Trustee, DWS Mutual Funds, since 1992; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	Class II Director since 2000	3
David G. Harmer (63) 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, since July 2005; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Chairman, 2K2 Hosting Corporation, from April 2001 to April 2002; Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1997.	Class I Director since 1996	3
* Masamichi Yokoi (54) Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa America Corp., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006; Chairman of the Board, The Thai Capital Fund, Inc., since 2006.	Chairman of the Board and Class III Director since 2006	2
Oren G. Shaffer (64) 1801 California Street Denver, CO 80202	Vice Chairman and Chief Financial Officer, Qwest Communications International Inc., since July 2002; Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 2000.	Class I Director since 1997	3

The Singapore Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Officers
John J. O’Keefe (47) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President and Treasurer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2000; Vice President, Fund Accounting Department, Daiwa Securities Trust Company, since 2000.	Vice President and Treasurer of the Fund since 2000	—
Yuko Tatezawa (28) One Evertrust Plaza Jersey City, NJ 07302-3051	Secretary, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004; Client Reporting Department of Daiwa Securities Trust Company, since 2002.	Secretary of the Fund since 2004	—
Anthony Cambria (52) One Evertrust Plaza Jersey City, NJ 07302-3051	Chief Compliance Officer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004; Director and Executive Vice President, Daiwa Securities Trust Company, since 1999.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (55) 31 West 52nd Street New York, NY 10019-6131	Partner in the law firm of Clifford Chance US LLP, since 1983; Assistant Secretary, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc. since 2004.	Assistant Secretary of the Fund since 2004	—

_______________

1 “Fund Complex” includes the Fund, The Thai Capital Fund, Inc., and The Japan Equity Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Japan Equity) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund’s counsel to be “interested persons” (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Yokoi is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund’s investment adviser, Daiwa SB Investments (Singapore) Ltd.

The Singapore Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Singapore Fund, Inc. held on June 1, 2006, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the “Investment Adviser”) under the Advisory Agreement and DBS Asset Management (United States) Pte. Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Straits Times Index. The Board noted that the Fund outperformed the Fund’s benchmark for the last one-, three- and five-year periods. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund generally performed in line with, or outperformed, the benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that while the Investment Manager and the Investment Adviser do not manage any other U.S. registered funds, the Investment Manager does advise approximately 20 other closed- and open-end funds, of which only four funds have an advisory fee lower than the Fund, and the Investment Adviser advises approximately eight other closed- and open-end funds, of which only two funds have an advisory fee lower than the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board considered the advisory fees paid by the other funds in the Fund Complex, The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc., as compared to the advisory fee paid to the Fund’s Advisers. The Board noted that the advisory fee rate paid by the Fund was higher than that of The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the advisory fee rate paid by The Singapore Fund, Inc.

The Singapore Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

falls generally in the middle of the range of fees paid to other closed-end funds investing in a single country. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board also noted that the total expense ratio of the Fund was in the middle of the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

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BOARD OF DIRECTORS
Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Oren G. Shaffer	THE SINGAPORE FUND, INC. Annual Report October 31, 2006
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
DBS Asset Management(United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial and accounting officer. A copy of the registrant’s Code of Ethics is attached hereto as Exhibit 12(a).

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1)	The Code of Ethics is attached hereto as Exhibit 12(a).
(2)	Not applicable.
(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oren G. Shaffer who is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006
	Registrant	Covered Entities(1)
Audit Fees	$82,200	N/A

Non-Audit Fees
Audit-Related Fees	–	–
Tax Fees	(2) $9,400	–
All Other Fees	–	–
Total Non-Audit Fees	$9,400	–

Total	$91,600	–

2005
	Registrant	Covered Entities(1)
Audit Fees	$86,000	N/A

Non-Audit Fees
Audit-Related Fees	–	–
Tax Fees	(2) $8,900	–
All Other Fees	–	–
Total Non-Audit Fees	$8,900	–

Total	$94,900	–

_____________________
N/A- Not applicable, as not required by Item 4.

(1)    “Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant.

(2) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)

(1)           Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	See table above.
(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The registrant’s policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Ng Guan Mean, CFA, CPA, has been the Fund’s portfolio manager since September 1, 2006 and is responsible for the day-to-day management of the Fund’s portfolio. Guan Mean joined DBS Asset Management Ltd., of which the Fund’s Investment Manager, DBS Asset Management (United States) Pte. Ltd., is a wholly owned subsidiary, in April 2006. Prior to this, he was a Senior Investment Officer and Assistant Investment Manager at The Asia Life Assurance Society Ltd.

Ng Guan Mean, CFA, CPA, is currently responsible for the day-to-day management of the Fund. He has been managing the Fund since September 2006. DBS Asset Management (United States) Pte. Ltd., the Fund’s investment manager, has employed Mr. Guan Mean as an equity fund manager since April 2006. Prior to that time, Mr. Guan Mean was a Senior Investment Officer and Assistant Investment Manager at The Asia Life Assurance Society Ltd.

Other Accounts Managed by the Portfolio Managers. As of September 30, 2006, Mr. Guan Mean managed three mutual funds with a total of $127 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because Mr. Guan Mean manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the other investment companies which Mr. Guan Mean manages may receive fees from certain funds that are higher than the fee it receives from the Fund. In those instances, Mr. Guan Mean may have an incentive to favor the higher fee accounts over the Fund. DBS Asset Management (United States) Pte. Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers. As of September 30, 2006, Mr. Guan Mean did not beneficially own any securities in the Fund.

Portfolio Manager Compensation Structure. Mr. Guan Mean receives a combination of base compensation and discretionary compensation. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Guan Mean.

Generally, Mr. Guan Mean receives a total compensation comprising an annual base salary and a variable bonus. The variable bonus takes into account Mr. Guan Mean’s performance, DBS Asset Management’s performance as well as any other factors that may be determined by DBS Asset Management such as fund performance, contribution to the business objectives of the investment manager, the dollar amount of assets under management and client contributions, etc.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the Fund or any “affiliated purchasers” during the period of this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By    \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: December 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: December 26, 2006

By    \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

Date: December 26, 2006

EXHIBIT 12 (a)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

I.

This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s President and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

*	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
*

full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

*	compliance with applicable laws and governmental rules and regulations;
*	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
*	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund. The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit. Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

*

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

*	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
*

use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

*

accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

*

any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

*

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;
*

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

*

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

*	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability

Each Covered Officer must:

*	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;
*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and
*	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

*	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;
*	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;
*

if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 26, 2006

By    \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 26, 2006

By    \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

EXHIBIT B (2)

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 26, 2006

By    \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT B (2)

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 26, 2006

By    \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 12 (c)

The Singapore Fund, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of The Singapore Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by DBS Asset Management (the “Investment Manager”).

I.	Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A. Review of Investment Manager’s Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest1 and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year2.

VI.	Disclosures
A.	The Fund shall include in its annual report filed on Form N-CSR:
1.

a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.

a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3.

a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.  Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:

Proxy voting policy for DBS Asset Management (United Stated) Pte. Ltd.

Statement of Policies and Procedures for

Voting Proxies

INTRODUCTION

As a registered investment adviser, DBS Asset Management (United Stated) Pte. Ltd. (“DBSAM,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

DBSAM recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

DBSAM is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of DBSAM for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of DBSAM to support management of the companies in which it invests and will cast votes in accordance with management’s proposals. However, DBSAM reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. DBSAM believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, DBSAM will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: DBSAM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: DBSAM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: DBSAM recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: DBSAM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

Our portfolio management team is responsible for the coordination of DBSAM’s proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how DBSAM will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of Legal, Compliance and Risk Management Departments. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

DBSAM recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that oversight by the Proxy Voting Committee ensures that proxies are voted with only our clients’ best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to Legal and Compliance Departments any proxy votes that are issued by existing clients or where DBSAM holds a significant voting percentage of the company. The Legal and Compliance Departments will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. DBSAM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

Clients may obtain information on how DBSAM voted with respect to their proxies by contacting our Client services team at DBS Asset Management (United Stated) Pte. Ltd., 8 Cross St. #27-01, PWC Building, Singapore 048424, Tel No. 65-68787811, Fax No. 65-65345183 or email dbsasset@dbs.com.

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1

As it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

2	The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.